Exhibit 99.1
-END-
Contacts: Dolph Baker, Chairman and CEO
Max P. Bowman,

Vice President and CFO
(601) 948-6813

CAL-MAINE FOODS, INC. ACQUIRES REMAINING

INTEREST IN RED RIVER VALLEY EGG FARM

LLC

JACKSON, Miss. (May

12, 2021)
—

Cal-Maine Foods, Inc.

(NASDAQ: CALM) today

announced that the
Company has reached a definitive agreement to purchase the

remaining 50 percent membership interest
in Red

River Valley

Egg Farm,

LLC from

Rose Acre Farms, Inc.

The entity

will become

a wholly

owned
subsidiary

of

the

Company.

The

purchase

price

is

$48.5

million

for

the

balance

of

the

joint

venture’s
membership

interests.

Red

River

Valley

Egg

Farm,

LLC

owns

and

operates

a

specialty

shell

egg
production complex with approximately 1.7 million laying hens, pullet capacity, feed mill, processing plant, related offices and

outbuildings and related

equipment located on

approximately 400 acres near

Bogata,
Texas.

The

Company

expects

to

close

the

transaction

by

the

end

of

the

month,

subject

to

customary
closing conditions.

Commenting on

the announcement,

Dolph Baker,

chairman and

chief executive

officer of

Cal
- Maine
Foods, Inc., stated, “We

have enjoyed a good working

relationship with Rose

Acre Farms since we

formed
this

partnership

and

are

pleased

to

assume

full

ownership

of

Red

River

Valley

Egg

Farm.

When

it
commenced operations in

2015, Red River

Valley Egg Farm

significantly increased

the availability of

cage-
free

and

other

specialty

eggs

to

meet

the

growing

consumer

demand

for

those

products,

and

we

look
forward to

continuing to

support our

valued customers

in this

important region.

Red River

Valley Egg

Farm’s
experienced management team will

remain in place and be

integrated into Cal-Maine’s already

deep roots
in Texas.

We believe

this transaction

will offer

us additional

opportunities to

expand our

production capacity
and to meet the anticipated growing demand for cage-free and specialty eggs.”

Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, grading,

packing and

sale of fresh
shell eggs,

including

conventional,

cage-free,

organic

and

nutritionally

enhanced

eggs.

The Company,
which is headquartered in Jackson, Mississippi,

is the largest producer and

distributor of fresh shell eggs
in the

United States and

sells the majority of

its shell

eggs in

states across

the southwestern,

southeastern,
mid-western and mid-Atlantic regions of the United States.

Statements contained in this press release that

are not historical facts are

forward-looking statements as that
term is defined in the Private Securities

Litigation Reform Act of 1995. The forward

-looking statements are based on
management’s current intent, belief,

expectations, estimates and projections

regarding our company and

our industry.
These statements are not

guarantees of future

performance and involve

risks, uncertainties, assumptions

and other
factors that are difficult to predict and may be beyond our control. The factors that could cause actual results to differ
materially from those

projected in the

forward-looking statements

include, among others,

(i) the risk

factors set forth
in

the

Company’s

SEC filings

(including

its Annual

Reports on

Form

10-K,

Quarterly

Reports

on

Form

10-Q

and
Current Reports on Form 8-K), (ii) the risks and hazards inherent in the shell egg business (including disease, pests,
weather conditions and potential for

recall), (iii) changes in the

demand for and market prices

of shell eggs and feed
costs,

(iv)

our

ability

to

predict

and

meet

demand

for

cage-free

and

other

specialty

eggs,

(v)

risks,

changes

or
obligations that

could result

from our

future acquisition

of new flocks

or businesses

and risks

or changes

that may
cause

conditions

to

completing

a

pending

acquisition

not

to

be

met,(vi)

risks

relating

to

the

evolving

COVID-19
pandemic, and

(vii) adverse

results in pending

litigation matters.

SEC filings

may be obtained

from the

SEC or

the
Company’s website, www.calmainefoods.com. Readers are cautioned not to place undue reliance on forward-looking
statements because,

while

we

believe the assumptions

on

which the

forward-looking

statements

are

based

are
reasonable, there can be no assurance that these forward-looking statements will prove to be accurate.

Further, the
forward-looking statements included

herein are only

made as of the

respective dates thereof,

or if no date

is stated,
as of

the date

hereof.

Except as

otherwise

required

by law,

we disclaim

any intent

or obligation

to publicly

update
these forward-looking statements, whether as a result

of new information, future events or otherwise.